Exhibit 10.27

EXECUTION VERSION

FIRST LIEN INDENTURE JOINDER — BASE INTERCREDITOR AGREEMENT

JOINDER, dated as of December 4, 2014, among GENERAL ELECTRIC CAPITAL CORPORATION, in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “ABL Agent”) for the ABL Lenders, BANK OF AMERICA, N.A., in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “Term Agent”) for the Term Creditors, WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “First Lien Note Agent”) for the First Lien Noteholder Secured Parties, WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “Second Lien Note Agent”) for the Second Lien Noteholder Secured Parties, WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as collateral agent for the Joining First Lien Noteholder Secured Parties (as defined herein) and any successors or assigns thereof, to the Intercreditor Agreement dated as of April 12, 2012 (as amended, supplemented, waived or otherwise modified from time to time, the “Intercreditor Agreement”) among the ABL Agent, Term Agent, the First Lien Note Agent and the Second Lien Note Agent.  Capitalized terms used herein and not otherwise defined herein shall have the meaning specified in the Intercreditor Agreement.

Reference is made to that certain Indenture, dated as of December 4, 2014 (the “Joining First Lien Indenture”), among the Company, the Subsidiary Guarantors (as defined in the Joining First Lien Indenture) party thereto, Wilmington Trust, National Association, as trustee thereunder (the “Trustee”), and Wilmington Trust, National Association (the “Joining First Lien Note Agent”), as collateral agent for the Holders (as defined in the Joining First Lien Indenture), the Trustee and the other secured parties under the Joining First Lien Indenture and the Note Security Documents (as defined in the Joining First Lien Indenture) (such Holders, Trustee and other secured parties, the “Joining First Lien Noteholder Secured Parties”).

The Joining First Lien Note Agent, for itself and on behalf of the Joining First Lien Noteholder Secured Parties, hereby agrees with the Company and the other Credit Parties and each other Agent party to the Intercreditor Agreement as follows:

Section 1.  Agreement to be Bound.  The Joining First Lien Note Agent, for itself and on behalf of the Joining First Lien Noteholder Secured Parties, hereby agrees to be bound by the terms and provisions of the Intercreditor Agreement and shall, as of the date hereof, be deemed to be a party to the Intercreditor Agreement as the First Lien Note Agent.  As of the date hereof, the Joining First Lien Indenture shall be deemed the First Lien Indenture under the Intercreditor Agreement, and the obligations thereunder are subject to the terms and provisions of the Intercreditor Agreement.

Section 2.  Notices.  Notices and other communications provided for under the Intercreditor Agreement to be provided to the Joining First Lien Note Agent shall be sent to the

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address set forth on Annex 1 attached hereto (until notice of a change thereof is delivered as provided in Section 7.5 of the Intercreditor Agreement).

Section 3.  Miscellaneous.  THIS JOINDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PRINCIPLES TO THE EXTENT THAT THE SAME ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD PERMIT OR REQUIRE THE APPLICATION OF LAWS OF ANOTHER JURISDICTION.

[Signature pages follow]

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IN WITNESS WHEREOF, the ABL Agent, for and on behalf of itself and the ABL Lenders, the Term Agent, for and on behalf of itself and the Term Creditors, the First Lien Note Agent, for and on behalf of itself and the First Lien Noteholder Secured Parties, the Second Lien Note Agent, for and on behalf of itself and the Second Lien Noteholder Secured Parties and the Joining First Lien Note Agent, for and on behalf of itself and the Joining First Lien Noteholder Secured Parties, have caused this Joinder to be duly executed and delivered as of the date first above written.

GENERAL ELECTRIC CAPITAL CORPORATION,
in its capacity as ABL Agent

By:	/s/ Steven Flowers
Name:	Steven Flowers
Title:	Duly Authorized Signatory

[Signature Page to First Lien Indenture Joinder — Base Intercreditor Agreement]

BANK OF AMERICA, N.A.,
in its capacity as Term Agent

By:	/s/ Justin Neubauer
Name:	Justin Neubauer
Title:	Director

[Signature Page to First Lien Indenture Joinder — Base Intercreditor Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION,
in its capacity as First Lien Note Agent

By:	/s/ Lynn M. Steiner
Name:	Lynn M. Steiner
Title:	Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
in its capacity as Second Lien Note Agent

By:	/s/ Lynn M. Steiner
Name:	Lynn M. Steiner
Title:	Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
in its capacity as Joining First Lien Note Agent

By:	/s/ Lynn M. Steiner
Name:	Lynn M. Steiner
Title:	Vice President

[Signature Page to First Lien Indenture Joinder — Base Intercreditor Agreement]

ANNEX 1

Wilmington Trust, National Association

50 S. 6th Street, Suite 1290

Minneapolis, Minnesota 55402

Attention: HD Supply Account Manager

Facsimile: (612) 217-5651

Telephone: (612) 217-5667

Annex 1 - 1